UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2008

EDCI HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34015	26-2694280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 8th Avenue, 23rd Floor
New York, New York 10019
(Address of Principal
Executive Offices)

(212) 333-8400
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 22, 2008, the stockholders of Entertainment Distribution Company, Inc. (“EDC”) adopted the Agreement and Plan of Reorganization, dated as of June 3, 2008, by and among EDC, the Registrant and EDC Merger Sub, Inc. (the “Agreement”). The reorganization contemplated by the Agreement was consummated on August 25, 2008.  In accordance with the Agreement, as described in previous reports, EDC became a wholly owned subsidiary of the Registrant and each ten shares of common stock of EDC were exchanged for the right to receive one share of common stock of the Registrant.

The common stock of the Registrant is listed for trading on the NASDAQ Capital Market, and, in accordance with NASDAQ policy, will trade under the symbol “EDCID” until September 24, 2008.  After September 24, 2008, the common stock of the Registrant will trade on the NASDAQ Capital Market under the symbol “EDCI” — the same symbol under which EDC’s common stock traded before the reorganization.  As a result of the reorganization, the common stock of EDC has ceased to trade on the NASDAQ Capital Market.

Item 3.03  Material Modifications to Rights of Security Holders.

Upon the adoption of the Agreement by EDC’s stockholders and consummation of the reorganization on August 25, 2008, each ten shares of common stock of EDC have automatically been converted into the right to receive one share of common stock of the Registrant, each of which has the rights described in EDC’s previous reports.

Item 8.01  Other Events.

At EDC’s annual meeting of stockholders held on August 22, 2008, the stockholders elected Ramon D. Ardizzone and Cliff O. Bickell as members of the board of directors for a three-year term.  Mr. Ardizzone and Mr. Bickell are continuing members of the board of directors of the Registrant and will serve until the Registrant’s annual meeting of stockholders to be held in 2011.

In addition, the stockholders ratified the board of directors’ selection of Ernst & Young LLP as the independent public accountants for EDC for fiscal year 2008.

A copy of the press release announcing completion of the reorganization is furnished as exhibit 99.2.

Item 9.01  Financial Statement and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Reorganization, dated as of June 3, 2008, by and among EDC, the Registrant and EDC Merger Sub, Inc. *
3.1	Certificate of Incorporation of EDCI Holdings, Inc.*
3.2	By-laws of EDCI Holdings, Inc.*
4.1	Specimen of common stock certificate of EDCI Holdings, Inc.
99.1	Opinion of Richards, Layton & Finger, P.A. *
99.2	Press Release

*Incorporated by reference to the Registration Statement on Form S-4 filed on June 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDCI HOLDINGS, INC.

Date: August 26, 2008	By:	/s/ Jordan M. Copland
Jordan M. Copland
Interim Chief Executive Officer and Chief Financial Officer